Income Taxes	12 Months Ended
Jul. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

Our geographical breakdown of income (loss) before provision for income taxes for the years ended July 31, 2010, 2011, and 2012 is as follows (in thousands):

	Year Ended July 31,
	2010	2011	2012
Domestic	$8,190	$(5,218)	$(9,203)
International	(191)	698	1,737
Income (loss) before provision for income taxes	$7,999	$(4,520)	$(7,466)

 The components of the provision for income taxes are as follows (in thousands):

	Year Ended July 31,
	2010	2011	2012
Current:
Foreign	$337	$327	$751
State	431	381	360
Federal	243	163	(353)
Total current	1,011	871	758
Deferred:
Foreign	—	(69)	(14)
Provision for income taxes	$1,011	$802	$744

The reconciliation of the statutory federal income tax and our effective income tax is as follows (in thousands):

	Year Ended July 31,
	2010	2011	2012

Tax at statutory federal rate	$2,800	$(1,582)	$(2,613)
State tax—net of federal benefit	280	248	230
Stock-based compensation and other permanent items	(1,379)	1,241	2,710
Change in valuation allowance	(1,340)	1,128	1,017
R&D credit	—	(425)	(382)
Alternative minimum tax	243	163	(353)
Foreign rate differential	404	14	130
Other	3	15	5
Provision for income taxes	$1,011	$802	$744

The components of the deferred tax assets, net are as follows (in thousands):

	As of July 31,
	2011	2012
Deferred tax assets:
Net operating loss carryforwards	$32,327	$26,282
Deferred revenue	4,604	7,016
Tax credit carryforwards	3,237	3,726
Accruals, reserves and other	2,740	3,631
Stock-based compensation	1,490	2,944
Gross deferred tax asset	44,398	43,599
Valuation allowance	(40,518)	(40,571)
Total deferred tax asset	3,880	3,028

Deferred tax liabilities:
Other identified intangibles	(2,885)	(2,017)
Other fixed assets depreciation	(926)	(928)
Total deferred tax liability	(3,811)	(2,945)
Net deferred tax assets	$69	$83

Recognition of deferred tax assets is appropriate when realization of these assets is more-likely-than-not. Based upon the weight of available evidence, which includes our historical operating performance and our ability to generate sufficient U.S. taxable income in the future, we recorded a full valuation allowance of $40.5 million and $40.6 million against the net U.S. deferred tax assets as of July 31, 2011 and 2012. The net valuation allowance increased by $0.1 million during the year ended July 31, 2012. The need for valuation allowance is subject to adjustment in future periods if sufficient positive evidence exists to support reversal.

As of July 31, 2012, we had U.S. federal net operating loss carryforwards of $72.9 million and California net operating loss carryforwards of $41.9 million. The federal net operating loss carryforwards will expire at various dates beginning in the year ending July 31, 2024 if not utilized. The California net operating loss carryforwards will expire at various dates beginning in the year ending July 31, 2018 if not utilized. Additionally, as of July 31, 2012, we had U.S. federal and California research and development credit carryforwards of $3.1 million and $2.5 million. The federal credit carryforwards will begin to expire at various dates beginning in 2023 while the California credit carryforwards can be carried over indefinitely.

Net operating losses of approximately $5.0 million have not been included in the deferred tax asset table above as these net operating losses are attributable to excess tax benefits associated with share-based payment grants. These benefits will not be recognized in the financial statements until they result in a reduction in taxes on a tax return. When recognized in the financial statements, the tax benefit will be recorded to stockholders' equity (deficit). During the year ended 2011, we recognized approximately $0.1 million of excess tax benefits which resulted in a credit to stockholders' equity (deficit). Excess tax benefits associated with share-based payment grants were insignificant in 2012.

Utilization of our net operating loss and credit carryforwards may be subject to a substantial annual limitation provided for in the Internal Revenue Code and similar state codes. Such annual limitation could result in the expiration of net operating loss and credit carryforwards before utilization. We do not believe that such limitation rules will have a material impact on the financial statements.

Our policy with respect to our undistributed foreign subsidiaries' earnings is to consider those earnings to be indefinitely reinvested and, accordingly, no related provision for U.S. federal and state income taxes has been provided. Upon distribution of those earnings in the form of dividends or otherwise, we may be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes in the various countries. At July 31, 2012, the undistributed earnings approximated $1.8 million. The determination of the future tax consequence of the remittance of these earnings is not practicable.

For the years ended July 31, 2010, 2011 and 2012, our provision for income taxes differed from the statutory amount primarily due to U.S. and foreign taxes currently payable and no benefit for current year losses due to maintaining a full valuation allowance against the U.S. net deferred tax assets. Our provisions for income taxes in 2010, 2011 and 2012 were $1.0 million, $0.8 million and $0.7 million. Our effective tax rates for 2010, 2011 and 2012 were 12.6%, (17.7%) and (10.0%). Our provisions in 2010 and 2011 consisted of federal alternative minimum tax, state and foreign taxes. The changes in both our provision for income taxes and our effective tax rate from 2010 to 2011 were principally attributable to the $12.5 million decrease in pre-tax income from 2010 to 2011.

The changes in both our provision for income taxes and our effective tax rate from 2011 to 2012 were principally attributable to the $0.4 million tax benefit due to a favorable ruling received from the IRS offset by higher foreign income tax in 2012. Due to the full valuation allowance recorded against federal and state deferred tax assets, our provision for income taxes in 2012 consisted primarily of current tax provision for state and foreign taxes.

Uncertain Tax Positions

As of July 31, 2010, 2011 and 2012, and we had gross unrecognized tax benefits of $0.8 million, $1.0 million and $1.3 million. These amounts are related to certain deferred tax assets with a corresponding valuation allowance. If recognized, the impact on our effective tax rate would not be material due to the full valuation allowance. We have not accrued interest and penalties related to unrecognized tax benefits reflected in the consolidated financial statements during the years ended July 31, 2010, 2011 and 2012. Our policy for classifying interest and penalties associated with unrecognized income tax benefits is to include such items in income tax expense.

The following table summarizes the activity related to the unrecognized tax benefits (in thousands):

	Year Ended July 31,
	2010	2011	2012
Gross unrecognized tax benefits beginning balance	$665	$791	$998
Increases related to tax positions taken during current year	126	241	200
Increases/(Decreases) related to tax positions from prior years	—	(34)	144
Gross unrecognized tax benefits	$791	$998	$1,342

We believe that there will not be any significant changes in our unrecognized tax benefits in the next 12 months.

We are subject to taxation in the United States, various states and several foreign jurisdictions. We are not currently under examination in any major jurisdiction.